UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________
FORM 8-K
CURRENT REPORT
______________________________
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 30, 2019
CATALENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road	08873
Somerset,	New Jersey
(Address of registrant's principal executive office)	(Zip code)
(732) 537-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).       Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading symbols(s)	Name of each exchange on which registered
Common Stock,	$0.01 par value per share	CTLT	New York Stock Exchange

Item 2.02 Results of Operations and Financial Condition.
On November 5, 2019, Catalent, Inc. (the "Company") issued an earnings release setting forth the Company's first quarter ended September 30, 2019 financial results. The earnings release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
As provided in General Instruction B.2 of Form 8-K, Exhibit 99.1 and the information contained in this Item 2.02 of this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall they be deemed to be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) Pursuant to the Company's Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock, as amended (the "Certificate of Designation"), and the Stockholders' Agreement, dated as of May 17, 2019 (the "Stockholders' Agreement"), among the Company and the holders (the "Series A Holders") of the Company's Series A Convertible Preferred Stock (the "Series A Preferred"), the Series A Holders are currently entitled to nominate and elect, voting separately as a class, one director to the Company's Board of Directors (the "Board"). The Series A Holders have unanimously designated and voted to elect Peter Zippelius, their current designee on the Board, to a one-year term ending at the Company's 2020 Annual Meeting of shareholders (the "2020 Annual Meeting"). Mr. Zippelius's background and the terms of his engagement as a director are set forth in the section titled Appointment of New Director under Item 5.02 of the Company's Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the "SEC") on May 22, 2019 (the "May 2019 8-K"), which section is incorporated herein by reference.
Descriptions of the material terms of the Certificate of Designation and the Stockholders' Agreement are set forth in the sections titled Certificate of Designation of the Series A Preferred Stock and Stockholders’ Agreement under Item 1.01 of the May 2019 8-K, which sections are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.
On October 30, 2019, the Company held its 2019 Annual Meeting of shareholders, at which shareholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the SEC on September 20, 2019 (the "Proxy Statement"). The final voting results for the matters submitted to a vote of shareholders were as follows:
Proposal No. 1 - Election of Directors
The Company’s shareholders elected the persons listed below as Class II directors for a one-year term expiring at the Company’s 2020 Annual Meeting or until their respective successors are duly elected and qualified:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Madhavan Balachandran	125,006,094	26,348,268	143,825	1,561,205
J. Martin Carroll	122,971,691	28,382,622	143,874	1,561,205
John J. Greisch	150,538,673	815,717	143,797	1,561,205

        Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm
The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2020.

FOR	AGAINST	ABSTAIN
150,234,107	2,677,969	147,316

        Proposal No. 3 - Non-Binding Vote on Executive Compensation
The Company’s shareholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
149,390,967	1,941,030	166,190	1,561,205

Item 9.01  Financial Statements and Exhibits.
d. Exhibits. The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Earnings release, November 5, 2019, issued by Catalent, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc.
(Registrant)

By:	/s/ STEVEN L. FASMAN
Steven L. Fasman
Senior Vice President, General Counsel, and Secretary

Date: November 5, 2019
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